AXP(R)
   Equity
       Value
            Fund


2003 ANNUAL REPORT
MARCH 31, 2003



AXP Equity Value Fund seeks
to provide shareholders with
growth of capital and income.

--------------------------------------------------------------------------------
American                                        American
    Express(R)                                   Express(R)
Funds
--------------------------------------------------------------------------------

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and nearly $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.



Table of Contents

From the Chairman                           3

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
   with Portfolio Management                7

The Fund's Long-term Performance           10

Investments in Securities                  11

Financial Statements                       14

Notes to Financial Statements              17

Independent Auditors' Report               25

Federal Income Tax Information             26

Board Members and Officers                 27

Results of Meeting of Shareholders         30





(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

From the Chairman
 (photo of Arne H. Carslon)


Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

(signature)

Arne H. Carlson

--------------------------------------------------------------------------------
3   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Economic and Market Update
                FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)

William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS


--- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.


--- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.


--- In the current environment, investors should proceed rationally, but prudently.

--------------------------------------------------------------------------------
4   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,

(signature)

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

--------------------------------------------------------------------------------
5   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2003


PORTFOLIO MANAGER
Portfolio manager              Warren Spitz
Since                                 11/00
Years in industry                        18


FUND OBJECTIVE
For investors seeking growth of capital and income.

Inception dates
A: 3/20/95   B: 5/14/84   C: 6/26/00   Y: 3/20/95

Ticker symbols
A: IEVAX   B: INEGX  C:--      Y:--

Total net assets             $1.009 billion

Number of holdings         approximately 80


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.
         STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION
Percentage of portfolio assets

(pie chart)
Financials 32.7%
Industrials 15.1%
Materials 13.4%
Energy and utilities 12.3%
Information technology 7.6%
Consumer discretionary 7.0%
Transportation 3.8%
Communication services 3.4%
Health care 2.1%
Cash and equivalents 1.6%
Consumer staples 1.0%

TOP TEN HOLDINGS
Percentage of portfolio assets

Caterpillar (Industrial equipment & services)        4.0%

Citigroup (Financial services)                       3.7

Lehman Brothers Holdings (Financial services)        3.6

XL Capital Cl A (Insurance)                          3.2

Intl Paper (Paper & packaging)                       3.1

Loews (Insurance)                                    2.9

Travelers Property Casualty Cl A (Insurance)         2.8

Washington Mutual (Banks and savings & loans)        2.7

ChevronTexaco (Energy)                               2.2

Verizon Communications                               2.2
(Communications equipment & services)


For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
6   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Questions & Answers
            WITH PORTFOLIO MANAGEMENT

Q:   How did AXP Equity  Value Fund  perform for the fiscal year ended March 31,
     2003?

A: AXP Equity Value Fund's Class A shares (excluding sales charge) dropped 31.58% for the fiscal year, underperforming its benchmark, the Russell 1000(R) Value Index, which declined 22.79% for the same time frame. The Lipper Large-Cap Value Funds Index, representing the Fund's peer group, fell 25.04% for the period.



 Q:     What factors most influenced performance?

 A: We positioned the portfolio for a more robust U.S. economic recovery than has been the case, and this was the primary reason behind the Fund's underperformance. During the first half of the fiscal year, stocks of all sizes and styles were battered, as investors sold equities and invested their money in what they perceived to be safer investments. The third quarter of 2002 provided the worst market performance in 15 years, only to be followed by a fourth quarter rally, which saw the biggest one-week increase in the Dow Jones Industrial Average in 20 years.

        During the first half of the fiscal year, performance suffered as stocks in economically sensitive areas disappointed. In particular, so-called deep value stocks fell completely out of favor after outperforming the growth style for the previous two years. Value stocks rebounded along with growth stocks in the fourth quarter. Opposite the trend of the previous two quarters, economically sensitive sectors such as basic materials and capital goods thrived during this period. The fund was overweight in these two sectors and near neutral in technology, which led all stocks during the fourth quarter.
(bar chart)
PERFORMANCE COMPARISON
For the year ended March 31, 2003

  0%
 -5%
-10%
-15%
-20%              -22.79%
-25%                       -25.04%
-30%     -31.58%
-35%

---- AXP Equity Value Fund Class A (excluding sales charge)

---- Russell 1000(R) Value Index (unmanaged)

---- Lipper Large-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)


Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.
--------------------------------------------------------------------------------
7   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote) We believe that the Fund is positioned to take advantage of a rebound, with overweights in economically sensitive areas.(end callout quote)

           The market retreated again in January, as economic news remained mixed and uncertainty over the war in Iraq continued. Toward period's end, however, the markets rebounded and investors seemed to finally turn their attention away from outside distractions to company fundamentals and earnings. The Fund's top ten holdings have had generally disappointing results. Caterpillar and Conoco Phillips provided the highest return of the Fund's largest holdings.
           International Paper and Loews disappointed the most during the last six months of the fiscal year.

AVERAGE ANNUAL TOTAL RETURNS
as of March 31, 2003
                      Class A               Class B                  Class C                 Class Y
(Inception dates)    (3/20/95)             (5/14/84)                (6/26/00)               (3/20/95)
                 NAV(1)  POP(2)      NAV(1)  After CDSC(3)     NAV(1)   After CDSC(4)     NAV(5)    POP(5)
1 year          -31.58%  -35.51%    -32.13%   -34.83%         -32.09%     -32.76%        -31.41%   -31.41%
5 years          -6.33%   -7.43%     -7.04%    -7.18%            N/A         N/A          -6.20%    -6.20%
10 years           N/A      N/A      +4.41%    +4.41%            N/A         N/A            N/A       N/A
Since inception  +4.87%   +4.10%       N/A       N/A          -12.71%     -12.71%         +5.03%    +5.03%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
8   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Questions & Answers
    Q:     What changes did you make to  the portfolio?

    A: We reduced the Fund's holdings in utilities to 1.7% as of March 31, compared to the Russell 1000(R) Value Index's 14.6% weighting. Although utilities experienced a temporary boost in the fourth quarter because of the Bush administration's proposal to eliminate taxes on dividends, looming federal budget deficits made this tax plan less likely. Furthermore, we see the industry's prospects as dim. In our view, many utilities may be forced to look at reducing dividends amid reduced earnings. During the relatively strong fourth quarter, when the Fund outperformed its benchmark and registered a positive return, stock selection helped performance. New acquisitions in the fourth calendar quarter included Metropolitan Life, Sara Lee and Household International. We sold some or all of these stocks after realizing gains.

    Q:     What is your outlook and how will you position the Fund?

    A: As investors turn away from geopolitical issues and toward the economy and markets, large-cap companies should benefit in the short term. We believe that the Fund is positioned to take advantage of a rebound, with overweights in economically sensitive areas.

--------------------------------------------------------------------------------
9   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Equity Value Fund Class B shares (from 4/1/93 to 3/31/03) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. Sales charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                           (line chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP EQUITY VALUE FUND

$35,000
$30,000         line     AXP Equity Value Fund Class B
$25,000         dot      Russell 1000(R) Value Index
$20,000         dash     Lipper Large-Cap Value Funds Index
$15,000
$10,000
$ 5,000
         `93  `94  `95  `96  `97  `98  `99  `00  `01  `02  `03

line     AXP Equity Value Fund Class B
         $15,398

dot      Russell 1000(R) Value Index(1)
         $24,207

dash     Lipper Large-Cap Value Funds Index(2)
         $20,869


     Average Annual Total Returns
Class B with CDSC as of March 31, 2003
1 year                     -34.83%
5 years                     -7.18%
10 years                    +4.41%

Results for other share classes can be found on page 8.

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


--------------------------------------------------------------------------------
10   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Investments in Securities
AXP Equity Value Fund

March 31, 2003

(Percentages represent value of investments compared to net assets)


Common stocks (98.9%)

Issuer                         Shares               Value(a)
Aerospace & defense (2.2%)
Boeing                        388,000              $9,723,280
United Technologies           213,000              12,307,140
Total                                              22,030,420

Airlines (1.0%)
AMR                         1,030,000(b)            2,163,000
Continental Airlines Cl B     524,200(b)            2,683,904
Delta Air Lines               300,000               2,670,000
Northwest Airlines Cl A       390,000(b)            2,691,000
Total                                              10,207,904

Banks and savings & loans (7.1%)
Bank of America               227,000              15,172,680
FleetBoston Financial         480,000              11,462,400
J.P. Morgan Chase             304,700               7,224,437
Wachovia                      290,000               9,880,300
Washington Mutual             787,500              27,775,125
Total                                              71,514,942

Building materials & construction (2.1%)
Cemex ADR                     605,000(c)           10,551,200
Hanson ADR                    442,700(c)           10,868,285
Total                                              21,419,485

Chemicals (5.7%)
Air Products & Chemicals      435,400              18,038,622
Dow Chemical                  571,500              15,779,115
du Pont (EI) de Nemours       170,000               6,606,200
Waste Management              810,000              17,155,800
Total                                              57,579,737

Communications equipment & services (3.6%)
Nokia ADR                     735,000(c)           10,297,350
Tellabs                       631,600(b)            3,656,964
Verizon Communications        635,000              22,447,250
Total                                              36,401,564

Computers & office equipment (4.1%)
Computer Associates Intl      586,400               8,010,224
Electronic Data Systems       459,600               8,088,960
EMC                           650,000(b)            4,699,500
Hewlett-Packard               950,000              14,772,500
Sun Microsystems            1,660,000(b)            5,411,600
Total                                              40,982,784

Electronics (0.5%)
Taiwan Semiconductor Mfg ADR  725,000(b,c)          4,959,000

Energy (8.8%)
Anadarko Petroleum            332,200              15,115,100
BP ADR                        510,100(c)           19,684,759
Burlington Resources           57,400               2,738,554
ChevronTexaco                 352,200              22,769,730
ConocoPhillips                344,400              18,459,840
Petroleo Brasileiro ADR       687,300(c)           10,412,595
Total                                              89,180,578

Energy equipment & services (3.6%)
Baker Hughes                  373,700              11,184,841
Halliburton                   125,000               2,591,250
Schlumberger                  119,000               4,523,190
Transocean                    860,000              17,587,000
Total                                              35,886,281

Financial services (12.0%)
Capital One Financial         370,000              11,103,700
Citigroup                   1,100,000              37,895,000
Fannie Mae                    240,200              15,697,070
Lehman Brothers Holdings      635,000              36,671,250
Merrill Lynch                 290,000              10,266,000
Morgan Stanley                235,000               9,012,250
Total                                             120,645,270

Food (1.0%)
Sara Lee                      560,000              10,472,000

Furniture & appliances (1.6%)
Whirlpool                     326,000              15,983,780

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Issuer                         Shares               Value(a)
Health care (1.3%)
Baxter Intl                   415,000              $7,735,600
Schering-Plough               306,700               5,468,461
Total                                              13,204,061

Health care services (0.8%)
HCA                           190,000               7,858,400

Industrial equipment & services (6.9%)
Caterpillar                   837,300              41,195,160
Illinois Tool Works           372,200              21,643,430
Parker-Hannifin               182,000               7,050,680
Total                                              69,889,270

Insurance (12.7%)
ACE                           350,900(c)           10,158,555
Chubb                         280,200              12,418,464
Hartford Financial
  Services Group              135,800               4,792,382
Lincoln Natl                  410,200              11,485,600
Loews                         742,500              29,581,200
Travelers Property
   Casualty Cl A            1,998,257              28,155,441
XL Capital Cl A               467,100(c)           33,061,338
Total                                             129,652,980

Leisure time & entertainment (2.6%)
AOL Time Warner               808,900(b)            8,784,654
Carnival                      440,000              10,608,400
Viacom Cl B                   182,500(b)            6,664,900
Total                                              26,057,954

Media (1.8%)
Comcast Cl A                  628,819(b)           17,977,935

Metals (2.6%)
Alcoa                         752,100              14,575,698
Nucor                         293,000              11,183,810
Total                                              25,759,508

Multi-industry conglomerates (5.0%)
Eastman Kodak                 724,200              21,436,320
Honeywell Intl                734,300              15,684,648
Tyco Intl                   1,040,000(c)           13,374,400
Total                                              50,495,368

Paper & packaging (3.1%)
Intl Paper                    929,900              31,430,620

Real estate investment trust (1.2%)
Crescent Real Estate Equities 854,800              12,292,024

Retail (2.9%)
Gap                           980,000              14,200,200
May Dept Stores               340,300               6,768,567
Safeway                       445,000(b)            8,423,850
Total                                              29,392,617

Transportation (2.9%)
Burlington Northern Santa Fe  825,000              20,542,500
Union Pacific                 155,000               8,525,000
Total                                              29,067,500

Utilities -- telephone (1.7%)
AT&T                          299,460               4,851,252
BellSouth                     115,000               2,492,050
Sprint (FON Group)            830,950               9,763,663
Total                                              17,106,965

Total common stocks
(Cost: $1,272,554,609)                           $997,448,947


Preferred stock (0.7%)

Issuer                            Shares             Value(a)
Xerox
  7.50% Cv                    110,000(d)           $6,737,500

Total preferred stock
(Cost: $5,500,000)                                 $6,737,500


Short-term securities (1.6%)

Issuer                          Annualized            Amount           Value(a)
                               yield on date        payable at
                                of purchase          maturity
Commercial paper
Abby Natl North America
  04-01-03                          1.41%          $5,800,000         $5,799,773
Sheffield Receivables
  04-01-03                          1.43           10,400,000(e)      10,399,587

Total short-term securities
(Cost: $16,200,001)                                                  $16,199,360

Total investments in securities
(Cost: $1,294,254,610)(f)                                         $1,020,385,807

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities


   (a) Securities are valued by procedures described in Note 1 to the financial statements.

   (b) Non-income producing.

   (c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 12.2% of net assets.

   (d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

   (e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

   (f) At March 31, 2003, the cost of securities for federal income tax purposes was $1,297,265,132 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                     $ 14,802,446
       Unrealized depreciation                     (291,681,771)
                                                   ------------
       Net unrealized depreciation                $(276,879,325)
                                                  -------------

--------------------------------------------------------------------------------
13   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2003

Assets

Investments in securities, at value (Note 1)*
   (identified cost $1,294,254,610)                                                $1,020,385,807
Cash in bank on demand deposit                                                            524,077
Capital shares receivable                                                                  14,871
Dividends and accrued interest receivable                                               1,398,166
Receivable for investment securities sold                                               9,314,324
                                                                                        ---------
Total assets                                                                        1,031,637,245
                                                                                    -------------
Liabilities
Capital shares payable                                                                     35,341
Payable for investment securities purchased                                             3,108,744
Payable upon return of securities loaned (Note 5)                                      19,200,000
Accrued investment management services fee                                                 43,715
Accrued distribution fee                                                                   41,341
Accrued service fee                                                                            23
Accrued transfer agency fee                                                                22,375
Accrued administrative services fee                                                         3,156
Other accrued expenses                                                                    134,017
                                                                                          -------
Total liabilities                                                                      22,588,712
                                                                                       ----------
Net assets applicable to outstanding capital stock                                 $1,009,048,533
                                                                                   ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                           $    1,577,711
Additional paid-in capital                                                          1,590,841,407
Undistributed net investment income                                                     2,842,001
Accumulated net realized gain (loss) (Note 7)                                        (312,343,783)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (273,868,803)
                                                                                     ------------
Total-- representing net assets applicable to outstanding capital stock            $1,009,048,533
                                                                                   ==============
Net assets applicable to outstanding shares:    Class A                            $  684,679,467
                                                Class B                            $  318,966,578
                                                Class C                            $    2,666,029
                                                Class Y                            $    2,736,459
Net asset value per share of outstanding capital stock:
                                                Class A shares 107,104,486         $         6.39
                                                Class B shares  49,819,866         $         6.40
                                                Class C shares     419,187         $         6.36
                                                Class Y shares     427,567         $         6.40
                                                                                   --------------
* Including securities on loan, at value (Note 5)                                  $   15,787,250
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2003

Investment income
Income:
Dividends                                                                           $  30,241,246
Interest                                                                                   18,248
Fee income from securities lending -- net (Note 5)                                         26,084
   Less foreign taxes withheld                                                           (317,314)
                                                                                         --------
Total income                                                                           29,968,264
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      5,929,794
Distribution fee
   Class A                                                                              2,185,598
   Class B                                                                              4,716,405
   Class C                                                                                 33,926
Transfer agency fee                                                                     2,874,677
Incremental transfer agency fee
   Class A                                                                                201,610
   Class B                                                                                199,120
   Class C                                                                                  1,950
Service fee -- Class Y                                                                      2,697
Administrative services fees and expenses                                                 503,915
Compensation of board members                                                              19,097
Custodian fees                                                                             93,265
Printing and postage                                                                      306,297
Registration fees                                                                          69,840
Audit fees                                                                                 24,250
Other                                                                                      25,885
                                                                                           ------
Total expenses                                                                         17,188,326
   Earnings credits on cash balances (Note 2)                                             (24,221)
                                                                                          -------
Total net expenses                                                                     17,164,105
                                                                                       ----------
Investment income (loss) -- net                                                        12,804,159
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                           (296,234,322)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (281,726,532)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (577,960,854)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(565,156,695)
                                                                                    =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                             2003                    2002
Operations and distributions
Investment income (loss) -- net                           $   12,804,159           $   11,000,813
Net realized gain (loss) on investments                     (296,234,322)             (15,862,637)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies                        (281,726,532)              (4,199,797)
                                                            ------------               ----------
Net increase (decrease) in net assets
   resulting from operations                                (565,156,695)              (9,061,621)
                                                            ------------               ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                 (9,730,508)              (9,174,746)
      Class B                                                 (1,500,901)                (225,849)
      Class C                                                    (12,416)                  (6,134)
      Class Y                                                    (37,123)                 (26,135)
   Net realized gain
      Class A                                                         --              (84,566,184)
      Class B                                                         --              (57,272,888)
      Class C                                                         --                 (254,955)
      Class Y                                                         --                 (179,185)
                                                             -----------                 --------
Total distributions                                          (11,280,948)            (151,706,076)
                                                             -----------             ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                   171,394,521              366,484,762
   Class B shares                                             40,334,553              130,671,029
   Class C shares                                                981,504                3,507,291
   Class Y shares                                              2,429,652                3,083,654
Reinvestment of distributions at net asset value
   Class A shares                                              9,521,607               92,074,677
   Class B shares                                              1,480,743               56,875,541
   Class C shares                                                 12,304                  259,745
   Class Y shares                                                 37,123                  205,320
Payments for redemptions
   Class A shares                                           (255,631,790)            (188,421,191)
   Class B shares (Note 2)                                  (269,433,056)            (343,873,473)
   Class C shares (Note 2)                                    (1,144,528)                (533,772)
   Class Y shares                                             (1,566,270)              (2,031,150)
                                                              ----------               ----------
Increase (decrease) in net assets
   from capital share transactions                          (301,583,637)             118,302,433
                                                            ------------              -----------
Total increase (decrease) in net assets                     (878,021,280)             (42,465,264)
Net assets at beginning of year                            1,887,069,813            1,929,535,077
                                                           -------------            -------------
Net assets at end of year                                 $1,009,048,533           $1,887,069,813
                                                          ==============           ==============
Undistributed net investment income                       $    2,842,001           $    1,750,455
                                                          --------------           --------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements
AXP Equity Value Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

--------------------------------------------------------------------------------
17   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT
covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $431,665 and accumulated net realized loss has been decreased by $431,665.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                         2003                   2002
Class A
Distributions paid from:
        Ordinary income                   $9,730,508            $34,821,577
        Long-term capital gain                    --             58,919,353
Class B
Distributions paid from:
        Ordinary income                    1,500,901             17,595,298
        Long-term capital gain                    --             39,903,439
Class C
Distributions paid from:
        Ordinary income                       12,416                 83,456
        Long-term capital gain                    --                177,633
Class Y
Distributions paid from:
        Ordinary income                       37,123                 80,478
        Long-term capital gain                    --                124,842

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $     787,915
Accumulated gain (loss)                         $(307,279,175)
Unrealized appreciation (depreciation)          $(276,879,325)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
19   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $937,701 for the year ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     o  Class A $19.00
     o  Class B $20.00
     o  Class C $19.50
     o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
20   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $674,975 for Class A, $378,662 for Class B and $3,141 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $24,221 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $507,285,712 and $807,209,526, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $5,415 for the year ended March 31, 2003.


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2003
                                             Class A      Class B      Class C     Class Y
Sold                                      22,566,733     5,248,418     127,713     330,777
Issued for reinvested distributions        1,331,930       200,446       1,705       5,217
Redeemed                                 (35,222,535)  (36,088,798)   (162,176)   (217,952)
                                         -----------   -----------    --------    --------
Net increase (decrease)                  (11,323,872)  (30,639,934)    (32,758)    118,042
                                         -----------   -----------     -------     -------


                                                      Year ended March 31, 2002
                                            Class A      Class B       Class C     Class Y
Sold                                      34,722,578    12,921,537     350,315     305,100
Issued for reinvested distributions        9,956,355     6,168,342      28,307      22,143
Redeemed                                 (19,002,778)  (32,725,871)    (54,526)   (202,708)
                                         -----------   -----------     -------    --------
Net increase (decrease)                   25,676,155   (13,635,992)    324,096     124,535
                                          ----------   -----------     -------     -------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003 securities valued at $15,787,250 were on loan to brokers. For collateral, the Fund received $19,200,000 in cash. Income from securities lending amounted to $26,084 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
21   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.


7. CAPITAL LOSS CARRY-OVER
For federal income tax proposes, the Fund has a capital loss carry-over of $307,279,175 as of March 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.45     $10.31     $10.95     $11.32    $12.85
Income from investment operations:
Net investment income (loss)                                        .10        .09        .08        .10       .17
Net gains (losses) (both realized and unrealized)                 (3.08)      (.10)      (.39)       .65      (.08)
Total from investment operations                                  (2.98)      (.01)      (.31)       .75       .09
Less distributions:
Dividends from net investment income                               (.08)      (.09)      (.09)      (.09)     (.17)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.08)      (.85)      (.33)     (1.12)    (1.62)
Net asset value, end of period                                   $ 6.39     $ 9.45     $10.31     $10.95    $11.32

Ratios/supplemental data
Net assets, end of period (in millions)                            $685     $1,119       $956       $961      $906
Ratio of expenses to average daily net assets(c)                  1.00%      1.03%       .95%       .92%      .87%
Ratio of net investment income (loss)
   to average daily net assets                                    1.22%       .91%       .75%       .88%     1.39%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.58%)      .10%     (2.76%)     6.87%     1.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.31     $10.94     $11.33    $12.85
Income from investment operations:
Net investment income (loss)                                        .03         --         --        .02       .07
Net gains (losses) (both realized and unrealized)                 (3.07)      (.08)      (.39)       .63      (.06)
Total from investment operations                                  (3.04)      (.08)      (.39)       .65       .01
Less distributions:
Dividends from net investment income                               (.02)      (.01)        --       (.01)     (.08)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.02)      (.77)      (.24)     (1.04)    (1.53)
Net asset value, end of period                                   $ 6.40     $ 9.46     $10.31     $10.94    $11.33

Ratios/supplemental data
Net assets, end of period (in millions)                            $319       $761       $970     $1,414    $1,663
Ratio of expenses to average daily net assets(c)                  1.77%      1.78%      1.70%      1.67%     1.62%
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .13%      (.01%)      .13%      .65%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (32.13%)     (.62%)    (3.47%)     6.03%      .54%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002      2001(b)
Net asset value, beginning of period                             $ 9.40     $10.27     $10.37
Income from investment operations:
Net investment income (loss)                                        .03        .01         --
Net gains (losses) (both realized and unrealized)                 (3.04)      (.10)       .18
Total from investment operations                                  (3.01)      (.09)       .18
Less distributions:
Dividends from net investment income                               (.03)      (.02)      (.04)
Distributions from realized gains                                    --       (.76)      (.24)
Total distributions                                                (.03)      (.78)      (.28)
Net asset value, end of period                                   $ 6.36     $ 9.40     $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $4         $1
Ratio of expenses to average daily net assets(c)                  1.79%      1.81%      1.70%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%
Total return(e)                                                 (32.09%)     (.66%)     1.82%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.32     $10.96     $11.34    $12.87
Income from investment operations:
Net investment income (loss)                                        .11        .11        .09        .12       .18
Net gains (losses) (both realized and unrealized)                 (3.07)      (.11)      (.39)       .63      (.08)
Total from investment operations                                  (2.96)        --       (.30)       .75       .10
Less distributions:
Dividends from net investment income                               (.10)      (.10)      (.10)      (.10)     (.18)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.10)      (.86)      (.34)     (1.13)    (1.63)
Net asset value, end of period                                   $ 6.40      $9.46     $10.32     $10.96    $11.34

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $3         $2         $1        $1
Ratio of expenses to average daily net assets(c)                   .83%       .86%       .79%       .77%      .78%
Ratio of net investment income (loss)
   to average daily net assets                                    1.40%      1.06%       .94%      1.02%     1.49%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.41%)      .28%     (2.62%)     6.91%     1.40%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report


THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the five-year period ended March 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
25   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Equity Value Fund
Fiscal year ended March 31, 2003


Class A

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                              Per share
June 21, 2002                                              $0.02723
Sept. 20, 2002                                              0.02270
Dec. 20, 2002                                               0.01551
March 21, 2003                                              0.01928
Total distributions                                        $0.08472


Class B

Income distributions taxable as dividend income, 100% qualifying for deductions by corporations.

Payable date                                              Per share
June 21, 2002                                              $0.00947
Sept. 20, 2002                                              0.00625
Dec. 20, 2002                                               0.00217
March 21, 2003                                              0.00582
Total distributions                                        $0.02371


Class C

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                              Per share
June 21, 2002                                              $0.01057
Sept. 20, 2002                                              0.00803
Dec. 20, 2002                                               0.00252
March 21, 2003                                              0.00581
Total distributions                                        $0.02693


Class Y

Income distributions taxable as dividend income, 100% qualifying for deduction by corporations.

Payable date                                              Per share
June 21, 2002                                              $0.03127
Sept. 20, 2002                                              0.02609
Dec. 20, 2002                                               0.01864
March 21, 2003                                              0.02248
Total distributions                                        $0.09848

--------------------------------------------------------------------------------
26   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 68                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 73                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
5716 Bent Branch Rd.
Bethesda, MD 20816
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
222 South 9th Street #440                                             Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Age 53                                                                equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, L.P.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 58                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 47                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
29   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Results of Meeting of Shareholders

AXP EQUITY VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.
                       Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          341,557,738.850                17,248,381.599

Philip J. Carroll, Jr.   342,549,023.018                16,257,097.431

Livio D. DeSimone        342,002,063.042                16,804,057.407

Barbara H. Fraser        342,436,055.497                16,370,064.952

Ira D. Hall              342,369,544.114                16,436,576.335

Heinz F. Hutter          341,854,972.447                16,951,148.002

Anne P. Jones            342,174,251.845                16,631,868.604

Stephen R. Lewis, Jr.    342,953,259.508                15,852,860.941

Alan G. Quasha           342,707,517.533                16,098,602.916

Stephen W. Roszell       342,573,586.083                16,232,534.366

Alan K. Simpson          340,861,449.162                17,944,671.287

Alison Taunton-Rigby     342,583,348.847                16,222,771.602

William F. Truscott      342,707,809.291                16,098,311.158

--------------------------------------------------------------------------------
30   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Proposal 2
To Amend the Articles of Incorporation/Declaration of Trust*:
2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"   Shares Voted "Against"     Abstentions    Broker Non-Votes
  290,929,766.652         34,855,732.940       11,612,830.857    21,407,790.000

Proposal 3
To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"   Shares Voted "Against"    Abstentions      Broker Non-Votes
 105,017,664.131        12,527,958.086        4,521,037.491      2,098,621.000

Proposal 4
To approve changes to the Investment Management Services Agreement:
4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"  Shares Voted "Against"    Abstentions       Broker Non-Votes
  104,639,949.688       11,643,275.444        5,783,434.576       2,098,621.000


* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
31   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Equity Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.
                                                                 S-6382 N (5/03)